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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):     May 10, 1995
                                                  --------------------



                                KERR GROUP, INC.
             (Exact name of Registrant as specified in its charter)



DELAWARE                           1-7272                   95-0898810
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(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)
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1840 CENTURY PARK EAST, LOS ANGELES, CALIFORNIA                    90067
- ------------------------------------------------                 ----------
(Address of principal executive office)                          (Zip Code)


Registrant's telephone number, including area code:    (310) 556-2200
                                                    --------------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed from last report)
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ITEM 5.  OTHER EVENTS


         On May 10, 1995, Kerr Group, Inc., a Delaware corporation (the
"Registrant"), contributed 250,000 shares of its common stock, par value $0.50 per share ("Common Stock"), to the trust (the "Trust") created pursuant to a certain Trust Agreement between the Registrant and PNC Bank, National
Association, dated as of February 26, 1994, under the Kerr Group, Inc.
Retirement Income Plan. On May 11, 1995, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 1 and incorporated herein by reference. The Trust currently holds 118,200 shares of the Company's
Common Stock. Immediately following such contribution, all 368,200 shares of Common Stock held by the Trust will be held in a single segregated account in the Trust (the "Segregated Account"). In connection with this contribution, the Registrant has also agreed to grant certain registration rights with respect to the shares of Common Stock held in the Segregated Account pursuant to a Registration Rights Agreement, dated as of May 10, 1995, a copy of which is attached hereto as Exhibit 2 and incorporated herein by reference, between the Registrant and U.S. Trust Company of California, N.A., in its capacity as investment manager of the Segregated Account.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of businesses acquired:  None.

         (b) Pro forma financial information:  None.

         (c) Exhibits:

         Exhibit 1 Text of Press Release issued by Kerr Group, Inc., dated May 11, 1995.

         Exhibit 2     Registration Rights Agreement, dated as of May 10,
                       1995, by and between Kerr Group, Inc. and U.S. Trust
                       Company of California, N.A., a national banking association, in its capacity as duly appointed and acting investment manager of a segregated account held in the trust created pursuant to a certain Trust
                       Agreement between Kerr Group, Inc. and PNC Bank,
                       National Association, dated as of February 26, 1994, under the Kerr Group, Inc. Retirement Income Plan





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KERR GROUP, INC.


                                       By: /s/ D. GORDON STRICKLAND
                                           ------------------------------
                                           D. Gordon Strickland
                                           Senior Vice President and
                                           Chief Financial Officer


May 15, 1995





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                                 EXHIBIT INDEX



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
       Exhibit No.                                         Description
       -----------                                         -----------
          1            Text of Press Release issued by Kerr Group, Inc., dated May 11, 1995

          2            Registration Rights Agreement, dated as of May 10, 1995, by and between Kerr Group,
                       Inc. and U.S. Trust Company of California, N.A., a national banking association, in its capacity as duly appointed and acting investment manager of a segregated account held in the trust created pursuant to a certain Trust Agreement between Kerr Group,
                       Inc. and PNC Bank, National Association, dated as of February 26, 1994, under the
                       Kerr Group, Inc. Retirement Income Plan
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